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Annual Team Performance Incentive (ATPI) Plan

2002

Table of Contents

Page No.

Glossary of terms 2

What is the ATPI Plan? 3

What is the performance measurement period? 3

Who is eligible to participate? 3

Who is ineligible to participate? 4

How does the ATPI Plan work? 4

What are the Performance Measures? 4

  Corporate Performance (EPS) Goals
  Business Unit Performance Goals
  IPOs

How is my ATPI award calculated? 7

  Base Pay
  Target Award
  Award Weighting Factors
  Performance Score

ATPI examples 9

What is the timing for payment of ATPI awards? 13

What about new hires during the measurement period? 13

What about a change in status during the measurement period? 13

What is the effect of the ATPI award on other benefits? 14

Can the company amend or terminate the ATPI Plan? 14

Glossary of Terms
ATPI Plan	Annual Team Performance Incentive Plan
Award weighting factors	The weight assigned to each of the Performance Measures. The weight of all your Performance Measures equals 100%.
Business units	The three designated business units for purposes of the ATPI Plan are: distribution operations, AGL Networks, and AGL Services Company.
Capital	Capital includes all budgeted capital expenditures and, as applicable, Manufactured Gas Plant (MGP) expenditures for each business unit.
EBIT	A designated business unit earnings before interest and taxes equals EBIT.
EPS	Earnings per share
IPOs	Individual Performance Objectives
Operating margin less direct operating and maintenance expense

Revenue minus cost of goods sold equals operating margin. Direct operating and maintenance expenses exclude allocated costs, depreciation and taxes other than income taxes and include capitalized administrative and general cost.

Performance measurement period	The performance measurement period for the current ATPI Plan is October 1, 2001 through December 31, 2002.
Performance Measures

Performance Measures are the criteria used to determine ATPI awards. Performance Measures include corporate performance (EPS) goals for the company, business unit financial performance goals and, for certain employees, IPOs.

Performance score

Represents the level of corporate, business unit and IPO performance attained at the end of the performance measurement period. The performance score is expressed as a percentage ranging from 0% to 150%.

Target award

The potential amount of compensation that you have the opportunity to earn as incentive compensation if the total performance score for the Performance Measures is 100%. A target award is expressed as a percentage of base pay.

Q. What is the ATPI Plan?

A. You are eligible to participate in the Annual Team Performance Incentive (ATPI) Plan, an important component of AGL Resources' Total Rewards philosophy. The ATPI Plan pays cash awards to eligible employees if established Performance Measures are met or exceeded during the performance measurement period. Performance Measures include the company's financial performance goals and business unit goals and, for certain employees, individual performance objectives.

The ATPI Plan is designed to reward employees for:
  Adding sustainable shareholder value;
  Increasing and improving company and business unit operating efficiencies; and
  Improving customer service.

Awards under this plan must be earned and should not be viewed as an entitlement or guarantee of employment. The company must meet its corporate financial performance goal in order for any payment to be made, irrespective of the level of business unit achievement or individual performance achievement.

Q. What is the performance measurement period?

A. The performance measurement period for the current ATPI Plan is October 1, 2001 through December 31, 2002.

Q. Who is eligible to participate?

A. You are eligible to participate if you satisfy each of the following conditions:

    Full-time employee of AGL Resources Inc. (AGLR) or one of the following subsidiaries:
      Atlanta Gas Light Company (AGLC);
      AGL Networks, LLC (AGLN);
      AGL Services Company (AGSC);
      Chattanooga Gas Company (CGC); or
      Virginia Natural Gas, Inc. (VNG)
    Employed on or before September 30, 2002;
    Active status as an employee or on an approved paid leave of absence when ATPI award checks are distributed; and
    Signed IPOs if you are at position grade E4 or above.

Note: If you are a VNG bargaining unit employee, you are eligible to participate in the ATPI Plan effective May 6, 2002. Your award under the ATPI Plan, if any, will be prorated based on the number of months in the ATPI Plan measurement period that you were eligible to participate.

Q. Who is ineligible to participate?

A. Seasonal, part-time, co-op, interns, and contract employees are not eligible to participate. Sequent Energy Management employees are not eligible to participate. In addition, employees who are hired after September 30, 2002, and those who retire, resign or are discharged on or before the date any awards are paid are not eligible for payment of an award (see page 13).

Q. How does the ATPI Plan work?

A. At the beginning of the measurement period, Performance Measures are established. For the company and each of the business units, Performance Measures consist of financial performance goals. For individuals at position grade E4 and above, Performance Measures also include IPOs.

Q. What are the Performance Measures?

A. Corporate Performance (EPS) Goal

Corporate performance is measured against an earnings per share (EPS) goal approved by the Board of Directors for the 2002 performance measurement period (October 1, 2001 through December 31, 2002). The EPS goal, which differs from management's publicly stated EPS expectations for future periods, is an aggressive earnings goal, set at a level that is intended to provide an incentive for employees to devote extraordinary efforts to improve the company's performance and, in fact, to exceed both management's EPS estimates and the top end of the range of analysts' EPS expectations. You should therefore expect EPS goals for the ATPI Plan to exceed management's EPS expectations that are set forth from time to time in the company's publicly available earnings guidance. At the end of the measurement period (December 31, 2002), the corporate ATPI payout (the company performance score) is expressed as a percentage and can range from 0% to 150%.

The following chart shows the approved EPS goals for the ATPI Plan and corresponding ATPI payouts during the 2002 performance measurement period (October 1, 2002 through December 31, 2002).

EPS Goal	Company ATPI Payout
$2.19	50%
$2.23	100%
$2.26	125%
$2.28	150%

The company must meet its minimum EPS goal for the ATPI Plan before any payments under the ATPI Plan will be made. In addition, in measuring the company's performance, the Board of Directors and the CEO have the discretion to remove the effects of all or a portion of one-time items from reported EPS.

Business Unit Performance Goals

We currently have three designated business units for purposes of the ATPI Plan:

    Distribution Operations
      If you are an employee of AGLC, CGC, or VNG, or part of an AGSC support function that reports to the EVP of Distribution and Pipeline Operations, then you are part of our Distribution Operations business unit.
    AGL Networks (AGLN)
      If you are an employee of AGLN, then you are part of our AGLN business unit.
    AGL Services Company (AGSC)
      If you are an AGSC employee in the CEO organization, CFO organization, General Counsel organization, or Governmental Relations, then you are part of our AGSC business unit.

Business unit performance is measured by selected financial criteria that adds value to the company's financial and operational performance. Like the company EPS goal, business unit goals are aggressive goals set at levels that are intended to provide an incentive for employees to devote extraordinary efforts to improve their business unit's performance. For the 2002 performance measurement period (October 1, 2001 through December 31, 2002), business unit performance is measured by the one of the following criteria:
    A combination of the business unit's operating margin less direct operating and maintenance expenses and capital expenditures and capital expenditures (including MGP); or
    The business unit's earnings before income taxes.

At the end of the performance measurement period (December 31, 2002), each business unit's performance score is calculated and is expressed as a percentage that can range from 0% to 150%.

The following chart presents information about each business unit's goal and corresponding ATPI payouts for the 2002 measurement period (October 1, 2001 through December 31, 2002).

Distribution Operations

($ in millions)
	Weighting	50% payout	100% payout	125% payout	150% payout
EBIT	70%	$269.3	$278.1	$280.9	$283.7
Capital expenditures, including MGP	30%	194.1	$186.7	$181.1	$179.2

AGL Networks

($ in millions)
	Weighting	50% payout	100% payout	125% payout	150% payout
EBIT	70%	($1,332)	($532)	($132)	$473
Capital expenditures	30%	$26.1	$25.1	$24.4	$24.1

AGL Services Company

($ in millions)
	Weighting	50% payout	100% payout	125% payout	150% payout
Operating Margin less direct operating and maintenance expense	70%	($146.0)	($138.6)	($135.8)	$(135.0)
Capital expenditures	30%	$13.2	$12.7	$12.3	$12.2

Individual Performance Objectives (IPOs)

For participants at grade level E4 and above, IPOs measure individual performance, and a portion of your incentive compensation is based on the extent to which you achieve your IPOs. IPOs measure how your individual performance contributes to or adds value to the company's financial and operational performance. The purpose of IPOs is to document the employee's expected performance outcomes over the performance measurement period. Your IPO score is expressed as a percentage and can range from 0% to 150%.

The following chart presents information about IPO assessment and corresponding ATPI payout during the 2002 measurement period (October 1, 2001 through December 31, 2002).

Unsatisfactory	Needs Improvement	Fully Satisfactory	Exceeds Expectations	Performance Leader
0%	50%	100%	125%	150%

Q. How is my ATPI award calculated?

The four components on which ATPI is calculated are:

Base Pay

The base pay component is your annualized base pay, excluding overtime, effective on December 31, 2002. However, if you have entered into an agreement with the company during the measurement period that specifies another arrangement, the terms of your agreement with the company govern the terms of your ATPI award.

Target Award

Your target award is expressed as a percentage of your base pay and represents the potential amount that you have the opportunity to earn as incentive compensation if the total performance score for the Performance Measures is 100%. The actual award that you receive, if any, may be greater or lesser than the target award depending on the level of company, business unit, or individual performance.

The following table shows position grades and corresponding target awards.

AGL Salary Grade at 12/31/02	AGLN Bonus Grade at 12/31/02	Target Incentive Pay (% of Annualized Base Pay)
Nonexempt (includes bargaining unit employees) E1 - E5 E6 E7 E8 E9 E10 and above	N/A Z Y X W V U	4% 6% 10% 12% 17% 20% Individually determined

Award Weighting Factors

The three Performance Measures (corporate performance, business unit performance and individual performance) are weighted so that some Performance Measures will affect your overall performance score more than others. Weighting factors are expressed as percentages, with the weighting factors of all of your Performance Measures totaling 100%.

The following table shows position grades and the corresponding weight of corporate performance, business unit performance and IPO achievement.

AGL Salary Grade at 12/31/02	AGLN Bonus Grade at 12/31/02	Corporate Component	Business Unit Component	IPO Component
Nonexempt and E1 - E3	Z	50%	50%	0%
E4 and above	U - Y	25%	25%	50%

Performance Score

At the end of the performance measurement period, a performance score is determined for each Performance Measure (corporate, business unit and IPO). The performance scores are expressed as a percentage ranging from 0% to 150%. IPO scores will be rounded upward to the next highest whole percentage. If the corporate or business unit performance score is between the points shown on the EPS and business unit performance charts shown on pages 5 through 6, then the respective payout will be interpolated on a straight-line basis between those two points, and rounded upward to the next highest whole percentage.

* Notwithstanding the above, if you receive a performance rating of "needs improvement" or "unsatisfactory" on your annual performance review, your total ATPI award, if any, will be reduced by 50%.

ATPI examples

At the end of the measurement period (December 31, 2002), the ATPI award is calculated based on base pay, target award, weight of award, and performance scores.

Because of this year's 15-month measurement period, the ATPI award will be adjusted to include 15 months of base pay.

In the examples on the following pages, an ATPI award is calculated using different sets of assumptions.

Example "A"

If ...

  You are an employee of AGLC; and
  your position grade is E4 on December 31, 2002; and
  your annualized base pay on December 31, 2002 is $50,000; and
  your target award is 6%; and
  the company's EPS is $2.23, which means the company performance score is 100%; and
  the business unit's target is met, which means the business unit score is 100%; and
  your IPO score is "exceeds expectations," which means your IPO score is 125%,

Step 1 - Calculation of 15 Months Base Pay

Your base pay upon which each component of the award will be based is calculated as follows:

Base pay on December 31, 2002, divided by 12 months of pay, multiplied by 15 months for the ATPI measurement period. Calculated for this example as follows:

$50,000 / 12 x 15 = $62,500

Step 2 - Calculation of Total ATPI Award
	Current Base Pay - calculated for 15 months		ATPI Target (1)		Weight of Company Award (2)		Level of Company Performance		Result
Company ATPI Portion	$62,500	x	6%	x	25%	X	100%	=	$ 937.50
					Weight of Business Unit Award		Level of Business Unit Performance
Business Unit ATPI Portion	$62,500	x	6%	x	25%	x	100%	=	$ 937.50
					Weight of Individual Award		Level of Individual Performance
Individual ATPI Portion	$62,500	x	6%	x	50%	x	125%	=	$ 2,343.75

					TOTAL ATPI AWARD			=	$ 4,218.75
  See page 8 for a discussion of ATPI target awards.
  See page 8 for a discussion of weight of awards.

Example "B"

If ...

  You are an employee of AGSC; and
  your position grade is E2 on December 31, 2002; and
  your annualized base pay on December 31, 2002 is $40,000; and
  your target award is 6%; and
  the company's EPS is $2.26, which means the company performance score is 125%; and
  the business unit's target is met, which means the business unit score is 100%; and
  IPOs are not part of your ATPI calculation,

Step 1 - Calculation of 15 Months Base Pay

Your base pay upon which each component of the award will be based is calculated as follows:

Base pay on December 31, 2002, divided by 12 months of pay, multiplied by 15 months for the ATPI measurement period. Calculated for this example as follows:

$40,000 / 12 x 15 = $50,000

Step 2 - Calculation of Total ATPI Award

	Current Base Pay - calculated for 15 months		ATPI Target (1)		Weight of Company Award (2)		Level of Company Performance		Result
Company ATPI Portion	$50,000	x	6%	x	50%	x	125%	=	$1,875.00
					Weight of Business Unit Award		Level of Business Unit Performance
Business Unit ATPI Portion	$50,000	x	6%	x	50%	x	100%	=	$1,500.00
					Weight of Individual Award		Level of Individual Performance
Individual ATPI Portion	N/A	x	N/A	x	N/A	x	N/A	=	N/A

					TOTAL ATPI AWARD			=	$3,375.00
  See page 8 for a discussion of ATPI target awards.
  See page 8 for a discussion of weight of awards.

Example "C"

  If ...You are an employee of AGSC; and
  your position grade is E7 on December 31, 2002;
  your annualized base pay on December 31, 2002 is $80,000; and
  your target award is 12%; and
  the company's EPS is $2.26, which means the company performance score is 125%; and
  the business unit's performance score is 100%; and
  your IPO score is 100%; and
  your performance appraisal score is "needs development,"

Step 1 - Calculation of 15 Months Base Pay

Your base pay upon which each component of the award will be based is calculated as follows:

Base pay on December 31, 2002, divided by 12 months of pay, multiplied by 15 months for the ATPI measurement period. Calculated for this example as follows:

$80,000 / 12 x 15 = $100,000

Step 2 - Calculation of Total ATPI Award

	Current Base Pay - calculated for 15 months		ATPI Target (1)		Weight of Company Award (2)		Level of Company Performance		Result
Company ATPI Portion	$100,000	x	12%	x	25%	x	125%	=	$ 3,750.00
					Weight of Business Unit Award		Level of Business Unit Performance
Business Unit ATPI Portion	$100,000	x	12%	x	25%	x	100%	=	$3,000.00
					Weight of Individual Award		Level of Individual Performance
Individual ATPI Portion	$100,000	x	12%	x	50%	x	100%	=	$ 6,000.00

					TOTAL ATPI AWARD			=	$ 12,750.00
					50% of ATPI PAYOUT (3)				$ 6,375.00

  See page 8 for a discussion of ATPI target awards.
  See page 8 for a discussion of weight of awards.

(3) Your total ATPI amount is reduced by 50% because your performance appraisal rating was "needs improvement" or below. See page 9.

Q. What is the timing for payment of ATPI awards?

The current ATPI Plan measurement period is October 1, 2001 through December 31, 2002.

Payment of awards, if any, will occur as soon as administratively practical in the first quarter of fiscal 2003.

Q. What about new hires during the measurement period?

You must be employed by September 30, 2002 to be eligible to participate in the ATPI Plan. If you were hired after June 30, 2002, your award, if any, will be prorated based on the number the months in the ATPI Plan measurement period that you were an eligible employee. If you have entered into an agreement with the company during the measurement period that specifies another arrangement, the terms of your agreement with the company govern the terms of your ATPI award.

Q. What about a change in status during the measurement period?

Promotion, Salary Increase or Transfer - For purposes of calculating an ATPI award, if you had a salary increase, salary grade change or were transferred to a different business unit during the measurement period, then your award, if any, will be based on your base salary, salary grade level, and business unit on December 31, 2002. Please note that for purposes of calculating the ATPI award, the PAN reflecting that change must be in place no later than December 11, 2002.

Resignation, Retirement, Severance or Discharge - If you resign, retire or are discharged on or before the date when any awards are paid (i.e., the date that checks are distributed), you will not be eligible for payment of an award, even if your severance, if any, extends past that date.

Leaves of Absence - If you take an approved unpaid leave of absence during the measurement period, your award will be prorated based on the number of months of active service during the measurement period. You will be eligible to receive the prorated portion of the award if you return to active status by March 31, 2003. If you are on military leave, you will receive payment of the award according to AGLR's military leave policy.

Q. What is the effect of the ATPI award on other benefits?

ATPI awards count as compensation for the Retirement Savings (RSP) Plan and Nonqualified Savings Plan (NSP).

Q. Can the company amend or terminate the ATPI Plan?

AGLR reserves the right to amend or terminate the ATPI Plan at any time at its discretion.

* * *

Provisions of ATPI Plan Applicable to Certain Officers

Certain officers of the company are eligible for an annual incentive award of up to 200% of their individually determined target award under the ATPI Plan, based upon accomplishment of performance objectives that are beyond those established for other plan participants.